THE TRAVELERS INSURANCE COMPANY

THE TRAVELERS GROWTH AND INCOME STOCK

ACCOUNT FOR VARIABLE ANNUITIES

One Cityplace, Hartford, Connecticut 06103

March 1, 2006

Dear Variable Annuity Contract Owner:

Shares of The Travelers Growth and Income Stock Account For Variable Annuities (the “Account”) of The Travelers Insurance Company (“TIC”) have been purchased at your direction to fund benefits payable under your variable annuity contract (the “variable contracts”). As owner of the units of the Account, you are being asked to approve an Agreement and Plan of Reorganization (the “Agreement”) whereby the assets of the Account will be transferred to the Batterymarch Growth and Income Portfolio (the “Portfolio”), a series of Met Investors Series Trust, in exchange for shares of the Portfolio, and the Account will be restructured as a sub-account of The Travelers Fund U for Variable Annuities, a unit investment trust (the “Reorganization”).

If the Agreement is approved and consummated, you will beneficially own units of the sub-account with an aggregate unit value equal to the aggregate net asset value of the units of the Account you owned before the Reorganization. Instead of investing directly in securities as does the Account, the sub-account will invest in the same types of securities through the Portfolio. You will be able to transfer all or a part of your interest in the Portfolio as provided in your contract to another available investment option on each day the Portfolio is open for business at the net asset value per share next computed following receipt of your transfer request in good order.

After carefully considering the merits of the proposal, the Account’s Board of Managers (the “Board”) has determined that the Reorganization of the Account is in the best interests of the contract owners with assets allocated to the Account, and that the contract owners’ interests will not be diluted as a result of the Reorganization.

The Board recommends that you read the enclosed materials carefully and then vote FOR the proposal. To vote, you may use any of the following methods:

•	BY MAIL. Please complete, sign, date and return the proxy card in the enclosed postage-paid envelope.

•	BY TELEPHONE. Call (866) 235-4258 and follow the simple instructions. Have your proxy card ready.

•	BY INTERNET. Go to www.proxy-direct.com and follow the on-line instructions. Have your proxy card ready.

For more information, please call TIC at 1-800-842-9368.

Respectfully,

Elizabeth M. Forget

President

The Travelers Growth and Income Stock Account For Variable Annuities

WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR TO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

YOUR VOTE IS IMPORTANT!

2

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (THE “ACCOUNT”)

ONE CITYPLACE

HARTFORD, CONNECTICUT 06103

MARCH 1, 2006

NOTICE OF SPECIAL MEETINGS OF CONTRACT OWNERS

To Variable Annuity Contract Owners:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the owners of variable annuity contracts who have allocated assets under such contracts to the Account (the “Contract Owners”) will be held at 501 Boylston Street, 5th Floor, Boston, Massachusetts 02116, on April 27, 2006 at 2:00 p.m. (Eastern time) for the following purposes:

ITEM 1. To approve or disapprove an Agreement and Plan of Reorganization whereby the assets of the Account will be transferred to the Batterymarch Growth and Income Portfolio (the “Portfolio”), a series of Met Investors Series Trust, in exchange for shares of the Portfolio, and the Account will be restructured as a sub-account of The Travelers Fund U for Variable Annuities, a unit investment trust.

ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

THE BOARD OF MANAGERS OF THE ACCOUNT UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

The attached Combined Prospectus/Proxy Statement describes the proposal. A copy of the Reorganization Agreement is attached as Appendix A to the Combined Prospectus/Proxy Statement.

Contract Owners of record as of the close of business on January 31, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

CONTRACT OWNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF MANAGERS OF THE ACCOUNT, OR TO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR SUBSEQUENTLY EXECUTED VOTING INSTRUCTIONS OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

By Order of the Board of Managers

/s/ Paul Cellupica
Paul Cellupica, Secretary

March 1, 2006

New York City, New York

2

COMBINED PROSPECTUS/PROXY STATEMENT

dated March 1, 2006

Prospectus of:

MET INVESTORS SERIES TRUST Batterymarch Growth and Income Portfolio	THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
5 Park Place, Suite 1900 Irvine, California 92614 (800) 848-3854	One Cityplace Hartford, Connecticut 06103 (860) 308-1000

Proxy Statement of:

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

One Cityplace, Hartford, Connecticut 06103

(800) 842-9368

This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Managers (the “Account Board” or the “Managers”) of The Travelers Growth and Income Stock Account For Variable Annuities (the “Account”) for use at a special meeting (the “Meeting”) of the owners of variable annuity contracts issued by The Travelers Insurance Company (“TIC”) who have assets allocated to the Account (“Contract Owners”). The Meeting is scheduled for April 27, 2006 at 2:00 p.m. (Eastern time) at 501 Boylston Street, 5th Floor, Boston, Massachusetts 02116. At the Meeting, Contract Owners will be asked to consider and approve an Agreement and Plan of Reorganization (the “Agreement”) whereby the assets of the Account will be transferred to the Batterymarch Growth and Income Portfolio (the “Portfolio”), a newly-created series of Met Investors Series Trust (the “Series Trust”), in exchange for shares of the Portfolio, and the Account will be restructured as a sub-account (the “New Sub-Account”), of The Travelers Fund U for Variable Annuities (the “Successor Account”), a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”). (Such transactions are referred to herein collectively as the “Reorganization.”)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This Combined Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely information about the Reorganization, the Portfolio, and the proposed future operations of the New Sub-Account that a Contract Owner should know in considering the Reorganization. A copy of the Agreement is included as Appendix A of this Combined Prospectus/Proxy Statement, and the prospectus for the Portfolio is enclosed with this Combined Prospectus/Proxy Statement. As described further under “Availability of Additional Information about the Account and Portfolio” below, additional information regarding the Portfolio, the Account and Successor Account, including (1) the current prospectuses and statements of additional information for the Contracts, and (2) the statement of additional information relating to and dated the same date as this Combined Prospectus/Proxy Statement (the “Statement of Additional Information”), are incorporated herein by reference and are available without charge by writing to the Account or Series Trust at the appropriate address noted above or by calling (800) 842-9368 (for the Account) or (800) 343-8496 (for the Series Trust). In addition, the SEC maintains a website (http://www.sec.gov) that contains the material incorporated by reference.

The proposed Reorganization will consist of two parts:

•	The assets of the Account will be transferred to the Portfolio in exchange for shares of the Portfolio, a series of the Series Trust, which is an open-end management investment company (commonly referred to as a “mutual fund”) registered under 1940 Act. The Portfolio will issue shares in an amount equal to the value of the assets that it receives from the Account, less the liabilities it assumes (other than liabilities associated with insurance obligations that will be assumed by the New Sub-Account).

•	The shares of the Portfolio received by the Account will then be transferred to the New Sub-Account, an investment division of the Successor Account, which will invest in shares of the Portfolio. Immediately after the Reorganization, a Contract Owner’s indirect interest in the Portfolio (through the New Sub-Account) will be equal in value to the Contract Owner’s direct interest in the Account immediately before the Reorganization.

The end result will be an organizational structure that is more common in the variable annuity industry than the current organizational structure.

This Combined Prospectus/Proxy Statement and the Agreement describe more fully the terms and conditions of the Reorganization. A copy of the Agreement is included as Appendix A of this Combined Prospectus/Proxy Statement.

Investments in the Portfolio, as with any mutual fund, are subject to risk – including the possible loss of principal. Shares in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by, obligations of, or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THE BOARD OF MANAGERS OF THE ACCOUNT UNANIMOUSLY RECOMMENDS THAT CONTRACT OWNERS VOTE “FOR” THE APPROVAL OF THE AGREEMENT.

SUMMARY

This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Account Board for use at a special meeting of the Contract Owners of the Account. The purpose of the special meeting is to consider the proposal to approve the Agreement whereby the assets of the Account will be transferred to the Portfolio in exchange for shares of the Portfolio, and the Account will be restructured as the New Sub-Account.

The following is a summary of certain information relating to the proposed Reorganization, the parties thereto, and the transactions contemplated thereby. This disclosure is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, in the Agreement (attached as Appendix A), and in the Prospectuses and the Statements of Additional Information for the Contracts.

The Proposed Reorganization

As part of the Reorganization, all of the assets of the Account will be transferred to (and all of the Account’s liabilities other than liabilities associated with insurance obligations will be assumed by) the Portfolio, and the New Sub-Account will receive shares of the Portfolio issued in return for the Account’s assets. As a result, a Contract Owner will own an indirect interest in the Portfolio (through the New Sub-Account) equal in value immediately after the Reorganization to the Contract Owner’s direct interest in the Account immediately before the Reorganization.

The Account’s structure as an actively managed separate account registered under the 1940 Act, as opposed to a unit investment trust that invests all of its assets in an underlying mutual fund, is becoming increasingly rare in the variable annuity industry. As a result, the current structure results in operational and compliance considerations that differ from those of the unmanaged separate accounts that are more common in the industry generally and among the separate accounts of TIC and its affiliates, and those unique considerations may lead to operational and compliance difficulties over time. Therefore, the Account Board has determined that it would be in the best interests of Contract Owners to change the Account’s structure to the more common unit investment trust/underlying mutual fund structure.

The Agreement was approved by the Account Board, including by the individuals who are not “interested persons” of the Account as such term is defined in the 1940 Act, on January 25, 2006, and by the Board of Trustees of the Series Trust (on behalf of the Portfolio) on January 30, 2006. Subject to approval by Contract Owners who have assets allocated to the Account, the Agreement provides for the transfer of all of the assets of the Account to the Portfolio, as well as the assumption of the Account’s liabilities (other than liabilities associated with insurance obligations that will be assumed by the New Sub-Account) by the Portfolio. The Portfolio will issue shares to the Account in an amount equal to the value of the assets the Portfolio received from the Account, less the liabilities that the Portfolio assumed, and such shares will then be transferred to the New Sub-Account.

TIC or its affiliates will assume all costs and expenses associated with effecting the Reorganization, and none of the Account, Portfolio, or New Sub-Account will bear any such costs and expenses. The combined operating expenses for the Portfolio and New Sub-Account after the Reorganization will be the same as the current operating expenses for the Account. See “Comparative Fee and Expense Tables” below.

Investment Objectives and Principal Investment Strategies

Like the Account, the investment objective of the Portfolio is long-term accumulation of principal through capital appreciation and retention of net investment income. However, the investment objective of the Account is “fundamental” and therefore may be changed only by the “vote of a majority of the outstanding voting securities” of the Account as defined in the 1940 Act, while the objective for the Portfolio may be changed by the Board of Trustees of the Series Trust without shareholder approval.

The Portfolio’s investment policies, which are the same as those of the Account except as indicated below, are as follows. The Portfolio will normally invest at least 80% of its assets in equity securities. The Portfolio will invest primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection for the Portfolio will be (and stock selection for the Account is) based on a quantitative screening process. The Portfolio’s subadviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process is customized by sector, and all stocks are ranked on sector-neutral basis. The Portfolio will be managed with stringent risk control, cost-efficient trading and limited tracking error. In contrast, the Account’s quantitative screening process favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, the Account is managed to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor’s 500 Stock Index (“S&P 500). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

To a lesser extent, the Portfolio and the Account may invest in securities other than those described in the preceding paragraph, which may include, but are not limited to:

•	exchange-traded stock index futures;

•	put options and covered call options; and

•	foreign securities.

The Portfolio does not expect to invest more than 15% of its total assets in foreign securities.

The Account may invest in fixed-income securities such as bonds and notes, including U.S. Government securities, while the Portfolio will not.

Purchases and Redemptions

Following the Reorganization, Contract Owners will have substantially the same purchase, redemption and exchange rights as before the Reorganization. Units of the Account are not sold directly to the public, but only through variable contracts, and units of the New Sub-Account (and, indirectly, shares of the Portfolio) will likewise be sold only through variable contracts. As with the Account, Contract Owners will be able to transfer all or a part of their interest in the Portfolio as provided in their Contract to another available investment option on each day the Portfolio is open for business at the then current net asset value per share.

Federal Income Tax Consequences

The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Accounts and the Portfolio receive a satisfactory opinion of tax counsel, substantially to that effect. Accordingly, no gain or loss is expected to be recognized by TIC (including the Account) or the Contract Owners as a result of the Reorganization, and TIC’s aggregate tax basis in the shares of the Portfolio received by the New Sub-Account is expected to be the same as its aggregate tax basis in the assets transferred to the Portfolio pursuant to the Reorganization. See “Federal Income Tax Consequences” below.

Principal Investment Risks

The principal risk factors involved in investing in the New Sub-Account and, therefore, indirectly in the Portfolio are the same as the principal risk factors currently associated with an investment in the Account, and the description of the Portfolio’s risks below is equally applicable to the Account. Investors can lose money by investing in either the Portfolio or the Account.

The Portfolio’s share price can fall because of weakness in the broad equity market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio’s subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The

Portfolio could also miss attractive investment opportunities if the subadviser underweights industries where there are significant returns, and could lose value if the subadviser overweights industries where there are significant declines.

The Portfolio is subject to the risks of investing in large capitalization companies. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small and medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies, causing funds that invest in these companies to increase in value more rapidly than the Portfolio. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies.

There are also risks involved if the Portfolio invests in securities or instruments other than the equity securities of large U.S. companies, although such risks may not be great for the Portfolio given that the Portfolio’s investments in these other instruments will be limited. Investments in derivative instruments such as futures contracts and options can significantly increase the Portfolio’s exposure to the risk of fluctuations in the markets for the assets, rates or indices underlying the instruments, and may involve the risk that the counterparty to the derivative will not perform its obligations. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indices. The risks of investing in foreign securities include possible political or economic instability, the possible imposition of restrictions on investment, and the “information” risk associated with the different accounting and financial reporting standards in many foreign countries. If the Portfolio invests in securities denominated in foreign currencies, changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio’s assets.

COMPARATIVE FEE AND EXPENSE TABLES

The current charges, deductions and expenses of the Account as of December 31, 2005, as well as the estimated charges, deductions and expenses of the New Sub-Account and Portfolio are shown in the tables below. Because the Portfolio currently does not have any assets and the Portfolio’s assets after the Reorganization will consist only of the assets transferred from the Account, the estimated expenses of the Portfolio and the pro forma expenses giving effect to the proposed Reorganization are the same. The numbers for the Portfolio and the pro forma numbers reflect estimates for investment management fees and other expenses for the Portfolio based on financial information for the year ended December 31, 2005.

Sales Charges and Contract Owner Transaction Fees

As shown in the table below, any sales charges or shareholder transaction fees under the Contracts that are currently assessed in connection with Account transactions will be assessed in connection with transactions in the New Sub-Account after the Reorganizations. The shares of the Portfolio are not subject to sales charges or transaction fees.

Contract Owner Transaction Fees (fees paid directly from your investment)
	Account	New Sub-Account	New Sub-Account and Portfolio (pro forma)
Contingent Deferred Sales Charge (Load) (as a percentage of purchase payments withdrawn)(1)	5%	5%	5%
Variable Liquidity Benefit Charge(2)	5%	5%	5%
Transfer Charge(3)	$10	$10	$10

(1)	For purchase payments withdrawn within five years of payment. Payments withdrawn five or more years after such payment is not subject to a sales charge.
(2)	The Variable Liquidity Benefit Charge is assessed only on Universal Annuity Contracts. If the Variable Liquidity Benefit is selected, there is a charge of 5% of the amounts withdrawn for the first five years following the initial purchase payment. This charge is not assessed during the accumulation phase.
(3)	The Transfer Charge is assessed on transfers exceeding 12 per year under Universal Annuity Advantage and Universal Select Annuity Contracts.

The next table describes the fees and expenses that Contract Owners pay periodically during the time that they own a Contract, not including management fees and other expenses of the Account or Portfolio.

	Account	New Sub-Account	New Sub-Account and Portfolio (pro forma)
Semi-Annual Contract Administrative Charge(1)	$15	$15	$15
Mortality and Expense Risk Charge (as an annual percentage of average net assets of the Account and New Sub-Account)(2)	1.25%	1.25%	1.25%

(1)	For Universal Annuity Advantage and Universal Select Annuity Contracts, this fee will be waived if Contract value is $60,000 or greater on the day the charge is assessed.
(2)	Universal Annuity Advantage and Universal Select Annuity Contract Owners who select the Annual Step-Up to Age 75 Death Benefit as described below under “Description of Contract Features – Death Benefit” pay a Mortality and Expense Risk Charge of 1.40%.

Account and Portfolio Expenses

The table below shows information regarding the fees and expenses paid by the Account for the fiscal year ended December 31, 2005, and estimated fees and expenses for the Portfolio and on a pro forma basis for the New Sub-Account and Portfolio after giving effect to the proposed Reorganization. If the proposed Reorganization occurs, the New Sub-Account will pay the Mortality and Expense Risk charge, while the Portfolio will pay Management Fees and Other Expenses.

	Account		Portfolio (Class A Shares)		New Sub-Account and Portfolio (pro forma)
Annual Expenses (as a percentage of average net assets)
Management Fees	0.65%		0.65%		0.65%
Other Expenses	0.00	%(1)	0.00	%(1)	0.00	%(1)
Total Annual Fund Operating Expenses	0.65%		0.65%		0.65%

Mortality and Expense Risk Charge	1.25%		—		1.25%
Total Annual Fund and Account Expenses	1.90%		0.65%		1.90%

(1)	TIC and the Account have entered into an Administrative Services Agreement and Agreement to Provide Guarantees, under which TIC, among other matters, provides or arranges for the provision of all administrative services for the Account. Similarly, MetLife Investors has agreed to include a provision in its investment advisory agreement with the Series Trust with respect to the Portfolio whereby MetLife Investors will agree that the Portfolio’s expenses (excluding interest charges and taxes, which are expected to be de minimus, and brokerage commissions) will not exceed the Portfolio’s management fee.

For Universal Annuity Advantage and Universal Select Annuity Contracts, Contract Owners may select a Guaranteed Minimum Withdrawal Benefit option, which carries an additional charge equal to, on an annual basis, a maximum of 1.00% of the amounts held in the Account, although the current charge is 0.40%. Contract Owners participating in the optional Managed Advisory Portfolio Program pay a fee of 0.80% of the first $25,000 of Contract value, 0.65% of Contract Value between $25,000 and $50,000, 0.50% of Contract Value between $50,000 and $75,000, 0.35% of Contract Value between $75,000 and $100,000, and 0.20% of Contract Value over $100,000. The amounts assessed on New Sub-Account assets for these optional benefits and programs will not differ from those currently assessed on Account assets.

Expense Examples

These examples help investors compare the cost of investing in the Account and in the New Sub-Account and Portfolio with the cost of investing in other mutual funds. The first table compares the fees and expenses of the Account other than the Mortality and Expense Risk Charge and any Sales Charges with the fees and expenses of the Portfolio. The other tables compare the total fees and charges associated with an investment in the Account with the projected (pro forma) fees and expenses that will be associated with an investment in the New Sub-Account (and, indirectly, the Portfolio) after the Reorganization. The examples assume:

•	you invest $10,000;

•	your investment has a 5% return each year; and

•	the Account’s, New Sub-Account’s and Portfolio’s operating expenses remain the same as shown above.

Although actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Account (without Mortality and Expense Risk Charge or sales charges)	$66	$208	$362	$810
Portfolio (pro forma)	$66	$208	$362	$810

If the Contract is surrendered at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
Account	$708	$1,145	$1,609	$2,222
New Sub-Account and Portfolio (pro forma)	$708	$1,145	$1,609	$2,222

If the Contract is annuitized at the end of the applicable time period:

	1 Year	3 Years	5 Years	10 Years
Account	$708	$597	$1,026	$2,222
New Sub-Account and Portfolio (pro forma)	$708	$597	$1,026	$2,222

If the Contract is not surrendered or annuitized:

	1 Year	3 Years	5 Years	10 Years
Account	$193	$597	$1,026	$2,222
New Sub-Account and Portfolio (pro forma)	$193	$597	$1,026	$2,222

DESCRIPTION OF CONTRACT FEATURES

The Account is offered as an investment option in connection with three forms of variable annuity contracts currently issued by TIC, the Universal Annuity contract, the Universal Annuity Advantage contract, and the Universal Select Annuity contract (collectively, the “Contracts”). The features of each form of Contract are similar, and the following discussion presents a brief description of such features, noting material differences between the three forms. Contract features will not change as a result of the Reorganization, and Contract Owners will own the same form of Contract after the Reorganization as they owned prior to the Reorganization. Greater detail regarding the Contracts is provided in the prospectuses for the Account, each relating to a particular form of Contract, which are incorporated by reference into this Combined Prospectus/Proxy Statement. Certain other variable annuity contracts that are not currently issued for sale to new Contract Owners, but are available for additional purchase payments by existing Contract Owners, are described in Appendix B to this Combined Prospectus/Proxy Statement.

General

The Account is offered as a variable funding option for the investment of purchase payments under the Contracts. The Contracts may be individual or group variable annuity contracts. The Contracts currently are offered for sale, and it is anticipated that they will continue to be offered for sale after the Reorganization. In connection with Contracts purchased through tax qualified retirement plans (except IRAs), the minimum initial purchase payment is $20. Under such Contracts, additional purchase payments may be made after the initial purchase payment, with a minimum for such additional payments of $20. For Contracts purchased through IRAs or outside of a tax qualified retirement plan, the minimum initial purchase payment is $1,000, and the minimum additional purchase payment is $100.

Transfers Between Funding Options

Subject to certain limitations, a Contract Owner may transfer all or part of his or her Contract value between funding options under the Contract, including the Account (or, after the Reorganization, the New Sub-Account), at any time up to 30 days before annuity payments are to begin under the Contract. After such time, Contract Owners may make transfers only if allowed by their Contract or with the consent of TIC. TIC has the right under the Contracts to restrict the number of transfers to one every six months, and may do so in its discretion if it determines that a Contract Owner is engaging in excessive trading activity, trading activity that is indicative of market timing, or similar trading activity that will potentially harm the rights or interests of other Contract Owners. TIC reserves the right to charge a fee ($10 under Universal Annuity Advantage and Universal Select Annuity Contracts) for any transfer request that exceeds twelve per year. Transfers may also be made through a dollar cost averaging program, under which a set dollar amount is transferred to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract, or by investment advisers under certain asset allocation programs offered to Contract Owners for a separate fee.

Valuing the Contracts

TIC measures the value of a Contract by valuing “accumulation units” before annuity payments begin and “annuity units” after annuity payments begin. The value of units is determined based on the market value of the Account’s investments (or, in the case of a separate account such as the Successor Account that invests in shares of underlying mutual funds, on the value of the corresponding underlying fund’s shares, which in turn is based on the market value of the underlying fund’s investments). Normally, the value of the units is determined as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open.

Payment Options

Contract Owners may choose to receive the amount due on the maturity date of their Contract in a single lump-sum payment, to receive fixed annuity payments that do not vary during the payment period, or to receive a series of monthly payments based on the options described below. A Contract Owner may choose to begin receiving annuity payments at any time after the first anniversary of the date the Contract is issued. If a Contract owner does not select a date to begin receiving payments, payments generally will begin: (1) for Universal Annuity Contracts issued in connection with tax qualified retirement plans, on the annuitant’s 70th birthday or ten years after the Contract is issued, if later; (2) for other Universal Annuity Contracts, on the annuitant’s 75th birthday or ten years after the Contract is issued, if later, or (3) for Universal Annuity Advantage and Universal Select Annuity Contracts, on the annuitant’s 90th birthday or ten years after the Contract is issued, if later.

Contract Owners may choose among the following options for receiving variable annuity payments:

•	Life Annuity – No Refund. TIC will make annuity payments during the lifetime of the person on whose life payments are based, ending with the last payment preceding the person’s death.

•	Life Annuity with 120, 180 or 240 Monthly Payments Assured. TIC will make monthly annuity payments during the lifetime of the annuitant, but in the event that payments have been made for less than the selected period at the annuitant’s death, the annuitant’s beneficiary will receive (1) continuing payments for the remainder of the period selected, or (2) payments equal to the discounted value of the future payments.

•	Unit Refund Life Annuity (Universal Annuity Contracts only). TIC will make annuity payments during the lifetime of the person on whose life payments are based, ending on the last payment preceding the person’s death, provided that the person’s beneficiary will receive a single payment calculated based on the annuity units remaining at the person’s death.

•	Joint and Last Survivor Life Annuity – No Refund. TIC will make annuity payments during the joint lifetime of two persons on whose lives the payments are based, and during the lifetime of the survivor, with no additional payments after the death of the survivor.

•	Joint and Last Survivor Life Annuity – Annuity Reduces on Death of Primary Payee. TIC will make annuity payments during the joint lifetime of two persons on whose lives the payments are based, with the payment to a survivor who is designated as the “secondary payee” reduced by 50% after the death of the primary payee.

•	Payments for a Fixed Period (Universal Annuity Advantage and Universal Select Annuity Contracts only). TIC will make monthly payments for the period selected. If the Contract Owner elects this option, he or she may elect to receive, at any time after payments commence, a present value of the remaining guaranteed payments in a lump sum. Lump sum payments may be subject to withdrawal charges.

•	Other Annuity Options. TIC will make other arrangements for annuity payments as mutually agreed upon.

In addition, for Universal Annuity Contracts, Contract Owners may choose to receive periodic income payments pursuant to the following options that are not based on the life of any person:

•	Payments of a Fixed Amount. TIC will make equal payments of the amount elected until the Contract value applied under this option has been exhausted.

•	Payments for a Fixed Period. TIC will make payments for the number of years selected, with the amount of each payment equal to the remaining Contract value applied under this option divided by the number of remaining payments.

•	Investment Income. TIC will make payments for the period agreed on, with the amount payable equal to the excess if any, of the Contract value under this option over the amount applied under this option (i.e., the appreciation in Contract value). Payments under this option are not considered to be annuity payments and are taxable in full as ordinary income.

Death Benefit

Universal Annuity Contracts. If the Contract includes a death benefit, and the annuitant dies before age 75 but before the maturity date of the Contract, the designated beneficiary, the annuitant’s estate or the Contract Owner will receive a death benefit equal to the greatest of (1) the cash value of the Contract, (2) total purchase payments less any withdrawals, or (3) the cash value on the most recent 5th multiple Contract anniversary (5th, 10th, 15th, etc.) less any withdrawal made since that anniversary. If the annuitant dies after age 75 but before the maturity date, the cash value of the Contract is paid.

Universal Annuity Advantage Contracts. Before annuity payments have commenced, a death benefit is generally payable when either the Contract Owner or annuitant dies and there is no surviving contingent annuitant. At purchase, Contract Owners elect either the Standard Death Benefit or the Annual Step-Up to Age 75 Death Benefit. Under the Standard Death Benefit, upon the death of the Annuitant, the death benefit payable will be the greatest of (1) the Contract value on the date the death is reported, (2) total purchase payments adjusted to reflect partial surrenders, or (3) the Contact value as of each fifth anniversary of the date the Contract is issued, before the annuitant’s 75th birthday. For an extra charge, Contract Owners may elect the Annual Step-Up to Age 75 Death Benefit. Under this benefit, instead of the Contract value as of each fifth anniversary, the death benefit will be equal to the highest Contract value on any annual anniversary before the annuitant’s 75th birthday, if greater than the amounts in (1) or (2) above.

Universal Select Annuity Contracts. Before annuity payments have commenced, a death benefit is generally payable when either the Contract Owner or annuitant dies and there is no surviving contingent annuitant. At purchase, Contract Owners elect either the Standard Death Benefit or the Annual Step-Up to Age 75 Death Benefit. Under the Standard Death Benefit, upon the death of the Annuitant, the death benefit payable will be the greatest of (1) the Contract value on the date the death is reported, (2) total purchase payments adjusted to reflect partial surrenders, or (3) the Contact value as of each anniversary of the date the Contract is issued, before the annuitant’s 65th birthday. For an extra charge, Contract Owners may elect the Annual Step-Up to Age 75 Death Benefit. Under this benefit, the annual step-up to age 65 as described in (3) above is extended to the annuitant’s 75th birthday.

Withdrawals from the Contracts

A Contract Owner may withdraw all or part of his or her Contract value any time before the annuity payments commence. Subject to certain exceptions, a withdrawal charge of 5% will apply if a purchase payment is withdrawn within five years of the payment date. Beginning twelve months after the date the Contract was issued, a Contract Owner may withdraw up to 10% of cash value (determined as of the most recent anniversary of the Contract’s issuance) annually without any withdrawal charge, although such withdrawals may have tax consequences.

Owners of Universal Annuity Advantage and Universal Select Annuity Contracts may elect a Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider for an additional charge. The GMWB rider guarantees a return of purchase payments regardless of market conditions if the Contract Owner does not withdraw more than a certain amount per year. The amount guaranteed to be returned (the “benefit base”) is the initial purchase payment if the GMWB is elected at the time the Contract is issued, or the Contract value on the date the GMWB is elected if the benefit is added after the Contract’s issuance. If a Contract Owner begins taking withdrawals within three years of the effective date of the GMWB, the annual withdrawal amount will equal 5% of the benefit base. If a Contract Owner begins taking withdrawals more than three years after the effective date, the annual withdrawal amount will equal 10% of the benefit base. Annual withdrawal amount payments may be made on any schedule requested by the Contract Owner (e.g., twelve equal monthly installments). Subsequent purchase payments and withdrawals (other than GMWB withdrawals) will affect the amount of the benefit base. Contingent deferred sales charges may apply on GMWB withdrawals.

Asset Allocation Programs

Two asset allocation programs, the Managed Advisory Portfolio Program (“MAPP”) and the Chart asset allocation program (“Chart”), under which investment advice is provided to Contract Owners regarding the allocation of their Contract assets among available investment options are offered to Contract Owners for an additional charge.

MAPP (Universal Annuity and Universal Annuity Advantage Contracts only). MAPP is offered by Tower Square Securities Inc. (“Tower Square”), an affiliate of TIC, to participants in qualified retirement plans. Except as described below, a MAPP participant must allocate his or her Contract value according to one of six model portfolios developed by Standard & Poor’s Investment Advisory Services LLC (“Standard & Poor’s”), an investment adviser that Tower Square engaged to create MAPP. Based on the results of a standardized questionnaire completed by the participant, one of the six model portfolios is matched to the participant based on his or her risk tolerance and investment time horizon. Participants may select a model portfolio that is different from the recommended one, or may choose to create a customized portfolio. Standard & Poor’s may make changes to the asset allocation models on an annual or other basis. MAPP participants will be notified of any such changes, and the participant will have the opportunity to reject the change.

Chart (Universal Annuity and Universal Select Annuity Contract only). Chart is offered by CitiStreet Financial Services LLC (“CFS”), also an affiliate of TIC, to participants in qualified retirement plans. Chart participants authorize CFS to allocate their Contract assets according to asset allocation models developed in consultation with CRA/RogersCasey, Inc. Based on the results of a questionnaire designed to evaluate the participant’s risk tolerance and investment time horizon, participants are matched to an investor profile. Each investor profile establishes allocation percentages among four “program funds,” none of which are the Account or the Portfolio. CFS reviews its investment models and each investor profile periodically, and may make changes to the allocation percentages or may change, add or eliminate program funds. CFS will notify Chart participants in advance of any such change, and the participant will have the opportunity to reject the change.

INFORMATION RELATING TO THE PROPOSED REORGANIZATION

General

The Agreement sets forth the terms and conditions under which the Reorganization would be consummated. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the copy of the Agreement that is attached as Appendix A to this Combined Prospectus/Proxy Statement and that is incorporated herein by reference.

Description of the Reorganization and the Agreement

To effect the Reorganization, TIC, on behalf of the Account, will as of the close of business on April 30, 2006 or such other date as is agreed to by the parties to the Agreement (the “Closing Date”) transfer all of the Account’s assets (except, if required, for a minimal amount of cash needed to keep bank accounts open) to the Portfolio. In exchange for the assets of the Account, the Series Trust will issue shares of the Portfolio to TIC for the benefit of the Account, and the Portfolio will assume any unsatisfied liability incurred by the Account before the Closing Date (other than liabilities associated with insurance obligations that will be assumed by the New Sub-Account). The number of shares of the Portfolio to be issued in the Reorganization shall be determined by dividing the value of the net Account assets to be transferred, as of the close of trading on the Closing Date, by the net asset value of the Portfolio shares at that time. In turn, TIC will cause the shares of the Portfolio received for the benefit of the Account to be transferred to the Successor Account as assets of the New Sub-Account, and the Successor Account will issue to the Account units of the New Sub-Account equal in value to the shares of the Portfolio received. The Account will then redeem its outstanding units held by Contract Owners, replacing them with the units of the New Sub-Account it received.

As a result of these transactions, each Contract Owner will beneficially own units of the New Sub-Account with an aggregate unit value equal to the aggregate net asset value of the units of the Account the Contract Owner owned before the Reorganization. The New Sub-Account will become a shareholder of the Portfolio, and, unlike the Account, will not make investments in operating companies directly, but rather will invest through the Portfolio.

The Reorganization of the Account is subject to a number of conditions, including, without limitation: approval of the Agreement and the transactions contemplated thereby, as described in this Combined Prospectus/Proxy Statement, by the Account’s Contract Owners; the receipt of a legal opinion from tax counsel with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below; and the parties’ performance of their respective agreements and undertakings in the Agreement. The Reorganization may be postponed or canceled for any reason with the consent of the parties to the Agreement involved in the Reorganization at any time prior to the Closing, including after its approval by Contract Owners.

TIC or its affiliates will assume all costs and expenses associated with effecting the Reorganization, and none of the Account, Portfolio, New Sub-Account or Contract Owners whose contract values are allocated to the Account will bear any such costs and expenses.

Federal Income Tax Consequences

Consummation of the Reorganization is subject to the condition that TIC, the Account, and the Series Trust receive an opinion of Sutherland Asbill & Brennan LLP, special counsel to the Account, to the effect that for federal income tax purposes: 1. TIC (including the Account) will not recognize any gain or loss as a result of the restructuring of the Account as the New Sub-Account; 2. Under Section 351 of the Internal Revenue Code (the “Code”), TIC (including the Account) will not recognize any gain or loss as a result of the transfer of the Account’s assets to the Portfolio in exchange for shares of the Portfolio and the assumption by the Portfolio of the Account’s liabilities (other than liabilities associated with insurance obligations that will be assumed by the New Sub-Account); 3. Under Section 1032 of the Code, no gain or loss will be recognized by the Portfolio upon the receipt of the Account’s assets solely in exchange for the issuance of Portfolio shares and the assumption of the Account’s liabilities (other than liabilities associated with insurance obligations that will be assumed by the New Sub-Account); 4. Under Section 362(a) of the Code, the Portfolio’s basis in the assets received from the Account will be the same as TIC’s basis in such assets immediately prior to the Reorganization; 5. Under Section 1223(2) of the Code, the Portfolio’s holding period for the transferred assets will include the period during which such assets were held by the Account; 6. Under Section 358 of the Code, TIC’s aggregate basis in the shares of the Portfolio received in the Reorganization will be the same as the aggregate adjusted basis of the assets surrendered in exchange therefore reduced by the amount of any liabilities of the Account assumed by the Portfolio; 7. Under Section 1223(1) of the Code, TIC’s holding period in the shares of the Portfolio received in a Reorganization will include its holding period for the assets surrendered in exchange therefor, provided that such assets were held as capital assets on the Closing Date; and 8. no gain or loss will be recognized by the Contract Owners as a result of the Reorganization;

Neither TIC nor the Portfolio has sought a tax ruling from the Internal Revenue Service (the “IRS”), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning their potential tax consequences, including state and local income taxes.

Board Considerations

In approving the Reorganization at meetings held on November 10, 2005 and January 25, 2006, the Account Board considered the proposed Reorganization from the perspective of the Account. In light of discussions of the Account Board at the meetings, and the written materials provided to the Account Board in advance of the meetings, the Account Board, including the Managers who are not “interested persons” of the Account under the 1940 Act, unanimously decided to approve the Reorganization and to recommend its approval to Contract Owners.

The Account Board considered that the Account’s structure as an actively managed separate account registered under the 1940 Act (a “registered managed separate account”), as opposed to a unit investment trust (“UIT”) that invests all of its assets in an underlying mutual fund, is becoming increasingly rare in the variable annuity industry. As a result, the current structure results in operational and compliance considerations that differ from those of the unmanaged UIT separate accounts that are more common in the industry generally and among the separate accounts of TIC and its affiliates, and those unique considerations may lead to operational and compliance difficulties over time. In this regard, the Account Board considered the recent acquisition of TIC by MetLife, Inc. (“MetLife”), and the fact that no other MetLife-affiliated insurance companies currently maintain any registered managed separate accounts. The Account Board, the members of which also serve as the Boards of Managers of certain other registered managed separate accounts of TIC, also considered their decisions as members of such other boards to take steps to effectuate the conversion of those other separate accounts to UITs. Therefore, the Account Board determined that it would be in the best interests of Contract Owners to change the Account’s structure to the more common unit investment trust/underlying mutual fund structure.

The Account Board considered that the Portfolio will be identical to the Account in terms of its investment objective and its fees and expenses (except for the mortality and expense risk and other insurance charges assessed to the Account that will be assessed to the New Sub-Account after the Reorganization), and will be substantially similar to the Account in terms of its investment policies and restrictions. The Account Board considered the differences between the Account and the Portfolio, including: (1) the differences in their stock selection processes and fundamental investment policies (as described below under “Management of Account and Portfolio – Fundamental Investment Policies”), and the fact that the investment objective of the Portfolio will not be a fundamental policy; and (2) the differences in the investment advisers and subadvisers for the Account and Portfolio (although the investment advisers for the Account and Portfolio are affiliated companies, as are the subadvisers). The Account Board concluded that any differences between the Account and the Portfolio are unlikely to have a material adverse effect on Contract Owners.

Finally, the Account Board considered the terms of the Agreement, and the fact that the Reorganization is not expected to result in the recognition of gain or loss by Contract Owners for federal income tax purposes.

After considering the foregoing factors, together with such information as they believed to be relevant, the Account Board determined that the proposed Reorganization is in the best interests of the Account, and that the interests of the Account’s Contract Owners would not be diluted as a result of the Reorganization. The Board then approved the Agreement and directed that the Agreement be submitted to Contract Owners for approval.

Therefore, the Account’s Board of Managers unanimously recommends that Contract Owners vote “FOR” Proposal 1.

The Account Board has not determined what action the Account would take in the event Contract Owners fail to approve the Agreement or for any other reason the Reorganization is not consummated. In any such event, the Account will, at least for a period of time, continue operations as a registered managed separate account, and the Account Board may consider alternatives to the Reorganization in the best interest of Contract Owners, including the reorganization of the Account into another mutual fund or mutual fund portfolio.

The Board of Trustees of the Series Trust, including the trustees who are not “interested persons” of the Series Trust under the 1940 Act, has also approved the Agreement on behalf of the Portfolio.

MANAGEMENT OF ACCOUNT AND PORTFOLIO

Fundamental Investment Policies

Both the Portfolio and the Account are subject to certain “fundamental” investment policies, which may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Portfolio or Account, as the case may be. In general, the fundamental policies of the Portfolio are less restrictive than those of the Account. For example, the Portfolio’s fundamental policy regarding making loans permits it to lend portfolio securities, while the fundamental policy of the Account on lending does not. In addition, a fundamental restriction of the Portfolio provides that the Portfolio may not invest in other investment companies except as permitted by the 1940 Act, while the Account may only invest in other investment companies as part of a merger, consolidation, or acquisition of assets. The Account is subject to certain fundamental restrictions for which the Portfolio has no fundamental restriction addressing the same type of investment, including restrictions on (1) purchasing securities for the purpose of exercising control or management, (2) selling securities short, (3) purchasing securities on margin, and (4) investing more than 5% of the Account’s assets in “restricted” securities (securities that may not be publicly offered without registration under the Securities Act of 1933).

Advisory and Subadvisory Services

MetLife Investors Advisory LLC (“MetLife Investors”), 5 Park Plaza, Suite 1900, Irvine, California 92614, is the investment adviser for the Portfolio. Travelers Asset Management International Company LLC (“TAMIC”), One Cityplace, Hartford, Connecticut 06103, is the investment adviser for the Account. Both MetLife Investors and TAMIC are indirect, wholly-owned subsidiaries of MetLife. MetLife Investors and TAMIC generally supervise the management and investment program for the Portfolio and Account, respectively, with day-to-day portfolio management provided by subadvisers. MetLife Investors and TAMIC are responsible for the oversight of the subadvisers’ management for the Portfolio and Account, respectively. MetLife Investors and TAMIC are permitted, subject to certain conditions specified in an exemption obtained from the Securities and Exchange Commission (including approval by the Board of Trustees of the Series Trust or the Account Board, as appropriate), to enter into new and amended subadvisory agreements for the Portfolio and Account, respectively, including agreements with new unaffiliated subadvisers and agreements with existing subadvisers if there is a material change in the terms of the subadvisory agreement, without shareholder or Contract Owner approval. If an agreement is entered into with a new subadviser, Contract Owners would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

As compensation for its services for the Account, TAMIC receives a management fee from the Account based on the following fee schedule:

Average Daily Net Assets of the Portfolio	Management Fee Rate
First $500 million	0.65%
$500 million – $1 billion	0.55%
$1 billion – $1.5 billion	0.50%
$1.5 billion – $2 billion	0.45%
Over $2 billion	0.40%

As compensation for its services for the Portfolio, MetLife Investors will receive a management fee from the Portfolio also based on this fee schedule.

Batterymarch, 200 Clarendon Street, Boston, Massachusetts 02116, will be the subadviser for the Portfolio. Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $15.0 billion as of December 31, 2005. Like TIMCO, Batterymarch is a wholly-owned subsidiary of Legg Mason.

TIMCO Asset Management Inc serves as subadviser for the Account. Effective December 1, 2005, TIMCO became an indirect wholly-owned subsidiary of Legg Mason, Inc (“Legg Mason”), a financial services holding company. Prior to that date, TIMCO was an indirect wholly-owned subsidiary of Citigroup Inc. It is expected that, if the Reorganization is not consummated prior to May 1, 2006, Batterymarch would become the subadviser of the Account.

The portfolio managers for the Account (since February 1, 2006) are Yu-Nien (Charles) Ko, Edward R. Miller, Anthony C. Santosus, Lisa A. Sebesta, and Michael D. Soares. These individuals are also expected to be the portfolio managers of the Portfolio. Mr. Ko, CFA, is Co-Director and Senior Portfolio Manager of Batterymarch. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and to Co-Director and Senior Portfolio Manager of the U.S. investment team in 2006. He has seven years of investment experience. Mr. Miller, CFA, is a portfolio manager of Batterymarch. Mr. Miller joined Batterymarch in 2004. He was a quantitative analyst from 2003 to 2004 at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations. Mr. Miller also worked as a portfolio manager at Guardian Investors Services from 1989 to 2001. He has 18 years of investment experience. Mr. Santosus, CFA, is also a portfolio manager of Batterymarch. Mr. Santosus joined Batterymarch’s U.S. investment team in 2001. Prior to that, he managed U.S. equity portfolios at Putnam Investments, with additional responsibilities related to product development. He has 19 years of investment experience. Ms. Sebesta, CFA, is a portfolio manger of Batterymarch. Ms. Sebesta joined Batterymarch in 2000 as a U.S. investment specialist, and was promoted to portfolio manager in 2003. She has eight years of investment experience. Mr. Soares is also a portfolio manager of

Batterymarch. Mr. Soares joined Batterymarch in 1996 as an assistant portfolio manager, became a quantitative analyst in 1998, and a portfolio manager in 2003. He has 11 years of investment experience.

Other Services

TIC and the Account have entered into an Administrative Services Agreement and Agreement to Provide Guarantees, under which TIC, among other matters, provides or arranges for the provision of all administrative services for the Account out of the Mortality and Expense Risk charge paid to TIC by the Account. Consequently, the Account normally does not pay any amounts that should be listed as “Other Expenses” in the Comparative Fee and Expense Tables above. Similarly, under its investment advisory agreement with the Series Trust with respect to the Portfolio, MetLife Investors will agree that the Portfolio’s expenses (excluding brokerage commissions, interest charges and taxes) will not exceed the management fee set forth above, so that the Portfolio normally will also not pay any amounts that must be listed above as “Other Expenses” in the Comparative Fee and Expense Tables above.

Board Structure and Contract Owner Voting

Unlike the Account, the Successor Account (which will include the New Sub-Account) will not have a board of directors or managers. However, the Series Trust does have a Board of Trustees, which will be responsible for certain matters with respect to the Portfolio for which the Account Board is responsible as to the Account, such as the annual consideration of the continuance of investment advisory and subadvisory agreements.

Procedures for obtaining Contract Owner approval of actions requiring such approval will also change as a result of the Reorganization. Currently, Contract Owners with assets allocated to the Account vote directly with respect to items affecting the Account. Prior to the commencement of payments under a Contract or in the case of any units of the Account held other than in connection with a Contract, the number of votes equals the number of units credited to the unit owner. After variable payment have commenced, the number of votes equals the amount of the assets in the Account established to meet variable obligations related to the unit owner, divided by the value of a unit. Subject to any provision of law requiring the authorization of any matter by a greater proportion, any matter on which the unit owners vote shall be approved by the affirmative vote of the votes entitled to be cast on such matter at a meeting of the unit owners at which a quorum is present, except that Managers of the Account shall be elected by a plurality of the votes cast as such meeting.

If the Reorganization is approved by Contract Owners, Contract Owners will vote indirectly by instructing TIC as to how to vote shares in the Portfolio. TIC will vote the shares of the Portfolio for which instructions are not provided in proportion to the instructions received from Contract Owners. Each share of the Portfolio has one vote, with fractional shares voting proportionately. Shareholders of the Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another portfolio of the Series Trust, but which does not affect the Portfolio. The Series Trust’s governing documents provide that, except as otherwise provided by law or in such governing documents (including that trustees shall be elected by a plurality of the votes cast), any action to be taken by vote of the stockholders shall be authorized by a majority of the total votes cast at a meeting by stockholders present in person or by proxy at the meeting and entitled to vote.

PERFORMANCE OF ACCOUNT

The following charts show how the units of the Account have performed in the past. The charts include the effects of Account expenses. Past performance is not an indication of future results.

Year-By-Year Total Return

The charts below show the percentage gain or loss for the units of the Account for each of the last ten calendar years. These charts should give Contract Owners a general idea of the risks of investing in the Account and, because the investment policies of the Account and Portfolio are substantially identical, the Portfolio by showing how the Account’s returns have varied from year to year. Because the Portfolio has not yet commenced operations, no performance data for the Portfolio is available. Total return amounts are presented for the last ten years, which may include periods before a particular form of Contract was offered, or periods before a Contract Owner purchased his or her Contract. Your investment results may differ. The Account and Portfolio may experience short-term performance swings as indicated in the high and low quarter information following each chart.

Account

High Quarter: 22.9% (Fourth Quarter 1997)

Low Quarter: -16.9% (Third Quarter 2002)

Average Annual Total Return (for the Period Ended 12/31/2005)

The next table lists the average annual total return of the Account for the one, three and ten year periods ended on December 31, 2005. This table is intended to provide Contract Owners with some indication of the risks of investing in the Account and Portfolio by comparing the performance of the Account with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses, and it is not possible to invest directly in an index.

	One year ended 12/31/05	Five years ended 12/31/05	Ten years ended 12/31/05
Account	4.5%	-0.7%	7.7%
Standard & Poor’s 500 Composite Stock Price Index*	4.9%	0.5%	9.1%

*	The Standard & Poor’s 500 Composite Stock Price Index consists of 500 common stocks and is heavily weighted toward stocks with large market capitalizations.

CAPITALIZATION

No capitalization information is provided because the Portfolio has not commenced operations, and will not do so unless and until the Reorganization is consummated.

PORTFOLIO FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of the Account as the predecessor to the Portfolio. Certain information reflects financial results for a single Account unit. Financial highlights for the Account’s five fiscal years ended December 31, 2004 have been derived from the Account’s financial statements, which have been audited by KPMG LLP, the Account’s independent registered public accounting firm for those fiscal years, whose report is included in the Annual Report of the Account, which is available upon request. The financial highlights for the six months ended June 30, 2005 are unaudited.

	Six Months Ended June 30, 2005	For the years ended December 31, (Derived from audited financial information)
Total M&E and Rider Charges 1.25%, 3.5% AIR		2004	2003	2002	2001	2000
SELECTED PER UNIT DATA:
Total investment income	$.156	$.330	$.251	$.229	$.254	$.232
Operating expenses	.174	.331	.281	.287	.343	.416

Net investment income	(.018)	(.001)	(.030)	(.058)	(.089)	(.184)
Unit value at beginning of period	18.903	17.028	13.496	17.245	20.498	23.436
Net realized and change in unrealized gains (losses)	(.288)	1.876	3.562	(3.691)	(3.164)	(2.754)

Unit value at end of period	$18.597	18.903	17.028	13.496	17.245	20.498

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
Net increase (decrease) in unit value	$(.31)	$1.88	$3.53	$(3.75)	$(3.25)	$(2.94)
Ratio of operating expenses to average net assets	1.90%*	1.90%	1.90%	1.89%	1.88%	1.84%
Ratio of net investment income (loss) to average net assets	(0.20)%*	(0.02)%	(0.19)%	(0.37)%	(0.49)%	(0.82)%
Number of units outstanding at end of period (thousands).	18,757	19,978	21,853	24,100	27,559	29,879
Portfolio turnover rate	13%	43%	68%	54%	32%	59%

* Annualized

ADDITIONAL INFORMATION

TIC

TIC is a stock life insurance company chartered in 1863 in the State of Connecticut and has continuously engaged in the insurance business since that time. TIC is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. TIC’s home office is located at One Cityplace, Hartford, Connecticut 06103-3415. On July 1, 2005, TIC was acquired by MetLife, and is now an indirect wholly owned subsidiary of MetLife, which, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional companies. Prior to that time, TIC was an indirect wholly owned subsidiary of Citigroup Inc., a global financial services holding company.

The Account

The Account was established as a separate account of TIC on September 22, 1967. The Account is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the 1940 Act. The assets of the Account are invested directly in securities, such as bonds, that are consistent with the stated investment policies of the Account. The operation of the Account is subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorize the Insurance Commissioner of the State of Connecticut to adopt regulations. Section 38a-433 and the regulations thereunder contain no restrictions on investments of the Account. TIC holds title to the assets of the Separate Accounts. The assets are kept physically segregated, are held separate and apart from TIC’s general corporate assets, and are not subject to claims of TIC’s general creditors.

The Successor Account and New Sub-Account

The Successor Account was established as a separate account of TIC on May 16, 1983 and is registered under the 1940 Act as a unit investment trust. The Successor Account is divided into sub-accounts, one of which will be the New Sub-Account. Like the Account, the assets of the Successor Account and New Sub-Account are kept physically segregated, are held separate and apart from TIC’s general corporate assets, and are not subject to claims of TIC’s general creditors. Income, gains and losses from assets allocated to the Successor Account are, in accordance with the Contracts, credited to or charged against the Successor Account without regard to income, gains or losses of TIC. Unlike the Account, however, the assets of the Successor Account’s various sub-accounts are not invested directly in securities of operating companies, but rather in shares of an underlying mutual fund, with the assets of the New Sub-Account to be invested in shares of the Portfolio.

The Series Trust and the Portfolio

The Series Trust is an open-end management investment company registered under the 1940 Act, consisting of 47 separate investment portfolios or series. The Portfolio is one of those series, and is classified as “diversified” under the 1940 Act. The Series Trust was formed on July 27, 2000 as a business trust under the laws of the State of Delaware, and the Portfolio will commence operations upon consummation of the Reorganization. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to portfolios of the Trust, effective February 12, 2001. Shares of the Portfolio are offered to separate accounts of TIC as an investment vehicle for variable annuity products of TIC. Shares of the Portfolio are not offered directly to the public. The Portfolio is authorized to issue four classes of shares, but it is the current intention of the Series Trust to offer only Class A shares of the Portfolio. Class A shares are sold without any sales charges and do not pay distribution or “Rule 12b-1” fees.

Disclosure of Portfolio Holdings. The following information is generally made available on one or more MetLife and TIC web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Portfolio’s subadviser has objected, the percentage that each of these holdings represents of the Portfolio’s net assets, and the percentage of the Portfolio’s net assets that these top ten holdings represent in the aggregate. This information is posted to the web site on the first business day of the second month following the calendar quarter. The Series Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Series Trust. These postings generally remain until replaced by new postings as described above.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI relating to this Combined Prospectus/Proxy Statement.

Dividends and Distributions. The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio will distribute its dividends from its net investment income to the New Sub-Account at least once a year, and not to the Contract Owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio’s investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Prospectus relating to your Contract for more information. All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

Taxes. Please see the Prospectus relating to your Contract for a discussion of the tax impact on you resulting from the income taxes the New Sub-Account owes as a result of its ownership of the Portfolio’s shares and its receipt of dividends and capital gains. The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to the New Sub-Account. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio’s intention to distribute all such income and gains.

Shares of the Portfolio are offered only to the separate accounts of TIC. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts.

Section 817(h) of the Code and the regulations thereunder impose “diversification” requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio. Contract Owners are urged to consult their tax advisers.

Purchase and Redemption of Shares. MetLife Investors Distribution Company is the principal underwriter and distributor of the Series Trust’s shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the New Sub-Account and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Series Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if MetLife Investors determines it is in the best interests of the Series Trust.

Market Timing. The Series Trust’s Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager’s ability to manage the Portfolio’s assets ((i) or (ii), “market timing”). The Series Trust is not intended for investment by market timers. The Series Trust does not knowingly accommodate market timing in the Portfolio and, to the Series Trust’s knowledge, there are no arrangements currently in place that are designed to permit any Contract Owner to engage in market timing. As noted above, the Series Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

The Series Trust requires that the insurance company separate accounts that invest in its portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, MetLife Investors conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager’s ability to manage the Portfolio. Under certain circumstances, MetLife Investors may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

If the Series Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Series Trust or any of its portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Series Trust or any of its portfolios. The Series Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

Limitations on the Series Trust’s Ability to Detect and Deter Market Timing. The Portfolio is available as an investment option under a number of different forms of Contract. Contract Owners transfer value among sub-accounts of the Successor Account by contacting TIC. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of TIC. The right of a Contract Owner to transfer among sub-accounts is governed by his or her contract between the insurance company and such owner. The terms of these Contracts, the presence of financial intermediaries (including TIC) between the Series Trust and Contract Owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Series Trust’s ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Series Trust’s difficulty in detecting and deterring such market timing activities.

Risks Associated With Market Timing Generally. While the Series Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract Owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt the portfolio managers’ ability to manage the Portfolio’s assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realize taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

If securities are thinly traded, traded infrequently, or relatively less liquid, the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences (“price arbitrage”) by investing in portfolios that invest in such securities, and thereby dilute the returns of long-term investors. A portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. Given that the Portfolio primarily invests in the securities of larger U.S. companies, the Series Trust does not expect that the Portfolio will be significantly affected by price arbitrage.

Valuation of Shares. The Portfolio’s net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio’s assets are traded in other markets when the NYSE is closed, the value of the Portfolio’s assets may be affected on days when the Series Trust is not open for business. In addition, trading in some of the Portfolio’s assets may not occur when the Series Trust is open for business.

Net asset value of the Portfolio’s shares is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Series Trust’s Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio’s calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio’s calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Series Trust’s Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board of Trustees on the pricing services’ performance.

Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

VOTING INFORMATION

Contract owners may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by telephone: dial the toll-free number listed on the proxy card; you will need the control number listed on the proxy card; or (3) by Internet: access the website listed on the proxy card; you will need the control number located on the proxy card. If the Account records votes by telephone or through the Internet, it will use procedures reasonably designed to authenticate Contract Owners’ identities, to allow Contract Owners to vote units in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted as described below.

Contract Owners may revoke previously submitted proxies by notifying TIC in writing at any time before 1:00 p.m. (Eastern time) on April 27, 2006 or by attending and voting in person at the Meeting. The expenses of soliciting voting instructions will be borne by TIC, and not by the Account, the Portfolio, the Series Trust, or Contract Owners. The solicitation will be made primarily by mail, but TIC and its affiliates may make telephone, electronic, or oral communications to Contract Owners. Representatives of Computershare Fund Services, a proxy services firm, may also conduct solicitations of Contract Owners. As noted above, the cost of such solicitations will not be borne by the Account.

Twenty percent of the outstanding units of the Account represented in person or by proxy must be present at the Meeting to constitute a quorum. Approval of the Agreement requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Account. Contract Owners of record are entitled to one vote for each full share owned, with a fractional vote for each fractional share. The Reorganization does not require the approval of the shareholders of the Portfolio.

A Contract Owner vote may be taken with respect to a matter if a quorum is present and sufficient votes have been received for approval. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the units represented at the Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those instructions that are in favor of the Reorganization, will vote against any adjournments those instructions that are against the Reorganization, and will abstain from voting with respect to any adjournment those instructions that are marked to abstain in connection with the Reorganization. Abstentions will be counted to determine whether a quorum is present at the Meeting, but will have the effect of a vote “AGAINST” the Reorganization.

The Board has fixed January 31, 2006 as the record date for determining stockholders entitled to receive notice of and to vote at the Meeting. To be counted, a Contract Owner voting by mail, telephone or the Internet must submit his or her vote so that it is received by 1:00 p.m. Eastern time on April 27, 2006.

No person owned of record and, to the knowledge of TIC and the Account, no person owned beneficially more than 5% of the Account as of the Record Date. The Managers and officers of the Account beneficially owned in the aggregate less than 1% of the Account.

AVAILABILITY OF ADDITIONAL INFORMATION ABOUT THE ACCOUNT AND PORTFOLIO

A statement of additional information relating to and dated the same date as this Combined Prospectus/Proxy Statement (an “SAI”) contains additional information about the Series Trust, the Portfolio and the Reorganization. Information about the Account and the Successor Account is included in separate Prospectuses, each dated May 2, 2005 and relating to a specific form of Contract, and additional information about the Account and Successor Account is included in separate SAIs dated May 2, 2005. The SAI relating to this Combined Prospectus/Proxy Statement and the Account’s and Successor Account’s prospectuses and SAIs have been filed with the SEC and are incorporated herein by reference. The SAI relating to this Combined Prospectus/Proxy Statement may be obtained without charge by calling (800) 343-8496. Copies of the Account’s and Successor Account’s Prospectuses and SAIs may be obtained without charge by calling (800) 842-9368. The Account, the Successor Account, and the Series Trust are subject to the requirements of the 1940 Act and, in accordance with such requirements, file reports and other information with the SEC under the 1940 Act and the Securities Exchange Act of 1934. These materials can be inspected and copied at the Public Reference facilities maintained by the SEC in Washington, D.C. Copies of such material can also be obtained for a fee by written request to the Public Reference Branch, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, and are also available on the SEC’s web site at http://www.sec.gov.

The financial statements of the Account contained in the Account’s annual report to Contract Owners for the fiscal year ended December 31, 2004 have been audited by KPMG LLP, the prior independent registered public accounting firm for the Account. This annual report, as well as the most recent semi-annual report of the Account, which contains unaudited financial statements of the Account for the six months ended June 30, 2005, may be obtained without charge by calling (800) 842-9368. The Account expects that annual reports to unitholders of the Account for the period ending December 31, 2005 will be available in late February, 2006.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the Board’s intention that, except where Contract Owners’ proxy forms contain specific restrictions to the contrary, proxies will vote on such matters in accordance with the judgment of the proxy.

LITIGATION

Neither the Account nor the Series Trust is involved in any litigation that is expected have any material adverse effect upon the Account or the Portfolio.

CONTRACT OWNER INQUIRIES

Contract Owner inquiries may be addressed to the Account in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-842-9368.

* * *

Contract Owners who do not expect to be present at the Meetings are requested to date and sign the enclosed proxies and return them in the enclosed envelope, or to vote by telephone or through the internet. No postage is required if mailed in the United States.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is entered into as of the 1st day of March, 2006, by and among The Travelers Insurance Company (“Travelers”), a stock life insurance company organized and existing under the laws of the State of Connecticut, The Travelers Growth and Income Stock Account for Variable Annuities (the “Account”), a managed separate account established and existing under the insurance laws of the State of Connecticut, and Met Investors Series Trust (the “Series Trust”), a business trust organized under the laws of the State of Delaware.

WHEREAS, the Account is registered with the Securities and Exchange Commission (the “Commission”) as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “1940 Act”) and is managed by a Board of Managers;

WHEREAS, the Account currently supports interests under variable annuity contracts (the “Contracts”) that were registered under the Securities Act of 1933 (the “1933 Act”), and new sales of the Contracts are continuing;

WHEREAS, the Series Trust is a mutual fund that is currently comprised of several series;

WHEREAS, shares of a new series of the Series Trust (the “Portfolio”) will be registered with the Commission in connection with the transactions contemplated hereby;

WHEREAS, the Board of Managers of the Account has unanimously approved the reorganization of the Account into a new sub-account (the “New Sub-Account”) of an unmanaged separate account (the “UIT”) that is registered with the Commission under the 1940 Act as a unit investment trust (the “Reorganization”);

WHEREAS, as part of the Reorganization, the assets of the Account shall be transferred intact to the Portfolio in exchange for Class A shares of the Portfolio that shall be held by the New Sub-Account;

WHEREAS, following the Reorganization, the New Sub-Account shall be part of the UIT, which is a passive investment vehicle with no Board of Managers, no investment adviser, and no active portfolio of investments, and shall invest exclusively in shares of the Portfolio;

WHEREAS, following the Reorganization, the Portfolio shall have the same investment objectives, investment policies, and investment adviser as the Account;

WHEREAS, the Board of Directors of Travelers and the Board of Managers of the Account have determined that the actions contemplated by this Agreement are in the best interests of the Account and its unitholders, and have approved such actions, and that the interests of existing investors in the Account will not be diluted as a result of these actions;

WHEREAS, the Board of Trustees of the Series Trust has determined that the actions contemplated by this Agreement are in the best interests of the Series Trust and its shareholders, and have approved such actions, and that the interests of existing investors in the Series Trust will not be diluted as a result of these actions; and

NOW THEREFORE, in consideration of the mutual promises made herein, the parties hereto agree as follows:

ARTICLE I

CLOSING DATE

SECTION 1.01. The Reorganization contemplated by this Agreement shall be effective on such date as may be mutually agreed upon by all parties to this Agreement (the “Closing Date”). The time on the Closing Date as of which the Reorganization is consummated is referred to hereinafter as the “Effective Time.”

SECTION 1.02. The parties agree to use their best efforts to obtain all regulatory and Contract owner approvals and perform all other acts necessary or desirable to complete the Reorganization as of the Closing Date.

ARTICLE II

REORGANIZATION TRANSACTIONS

SECTION 2.01. As of the Effective Time, Travelers, on behalf of the Account, shall sell, assign, and transfer all cash (except, if required, for a minimal amount needed to keep bank accounts open), all securities and other investments held or in transit, all accounts receivable for sold investments, and all dividends and interest receivable (collectively, “portfolio assets”) of the Account to be held as the property of the Portfolio.

SECTION 2.02. In exchange for the portfolio assets of the Account, the Series Trust shall issue to Travelers for the benefit of the Account shares of the Portfolio, and the Portfolio shall assume any unsatisfied liability incurred by the Account before the Effective Time (other than liabilities associated with insurance obligations), including liabilities to pay for securities or other investments purchased and to pay any accrued and unpaid investment advisory fees. The number of shares of the Portfolio to be issued to the Account in the exchange shall be determined by dividing the value of the net Account assets to be transferred, as of the close of trading on the Closing Date (the

“Valuation Date”), by the initial per share value assigned to the Portfolio shares. These valuations shall be computed using the valuation procedures set forth in each the Portfolio’s then current prospectus and statement of additional information.

SECTION 2.03. As of the Effective Time, Travelers shall cause the shares of the Portfolio received for the benefit of the Account pursuant to Section 2.02 above to be transferred to and duly and validly recorded and held on the records of the UIT as assets of the New Sub-Account. The UIT will issue to the Account units of the New Sub-Account equal in value to the shares of the Portfolio received, and the Account will redeem its outstanding units in exchange for units of the New Sub-Account, such that the Contract owners’ interests in the New Sub-Account after the Closing Date shall then be equivalent to their former interests in the Account. Travelers shall take all action necessary to ensure that such interests in the New Sub-Account, immediately following the Effective Time, are duly and validly recorded on the Contract owners’ individual account records.

SECTION 2.04. The shares of the Portfolio to be issued hereunder shall be issued in open account form by book entry without the issuance of certificates. Each such share that is issued pursuant to Section 2.02 above shall be issued for a consideration equal to the initial value assigned to a share of the Portfolio as of the close of trading on the Closing Date.

SECTION 2.05. If, at any time after the Closing Date, the UIT, the Series Trust, or Travelers determine that any further conveyance, assignment, documentation, or action is necessary or desirable to complete the Reorganization contemplated by this Agreement or to confirm full title to the assets transferred, the appropriate party or parties shall execute and deliver all such instruments and take all such actions.

SECTION 2.06. Following the Closing Date: (1) the Account shall cease to make payments to its investment adviser for investment advisory services; and (2) Travelers will charge the New Sub-Account for mortality and expense risks assumed by Travelers, and will continue to assess the semiannual contract administrative charge, any applicable contingent deferred sales charge, any applicable variable liquidity benefit charge, and any applicable premium tax charge, any applicable transfer charge, any applicable guaranteed minimum withdrawal benefit charge, and any applicable charges for asset allocation programs, as assessed to the Account and its unitholders.

ARTICLE III

WARRANTIES AND CONDITIONS

SECTION 3.01. Travelers, the Account, and the Series Trust, as appropriate, make the following representations and warranties, which shall survive the Closing Date and bind their respective successors and assigns (e.g., a New UIT):

(a) Travelers and the Account are validly organized and established, and in good standing under the laws of the State of Connecticut, and are fully empowered and qualified to carry out their business in all jurisdictions where they do so, including to enter into this Agreement and to effect the Reorganization contemplated hereby (provided that all necessary approvals referred to in Section 3.02 of this Agreement are obtained);

(b) The Account is duly registered and in good standing as an open-end, diversified management investment company under the 1940 Act;

(c) The Contracts are validly issued and non-assessable, and all of the Contracts issued through the Account have been offered and sold in material compliance with applicable requirements of the federal securities laws;

(d) The UIT is duly registered and in good standing as a unit investment trust under the 1940 Act;

(e) Immediately prior to the Effective Time, Travelers shall have valid and unencumbered title to the portfolio assets of the Account, except with respect to those assets for which payment has not yet been made;

(f) All corporate and other proceedings necessary and required to be taken by Travelers and the Account to authorize and carry out this Agreement and to effect the Reorganization have been duly and properly taken;

(g) There are no suits, actions, or proceedings pending or threatened against Travelers, the UIT, or the Account which, to either Travelers’ or the Account’s knowledge, if adversely determined, would materially and adversely affect the financial condition of Travelers, the UIT, or the Account, the conduct of their business, or their ability to carry out their obligations hereunder;

(h) There are no investigations or administrative proceedings by the Commission or by any insurance or securities regulatory body of any state or territory or the District of Columbia pending against Travelers, the UIT, or the Account which, to either Travelers’ or the Account’s knowledge, would lead to any suit, action, or proceeding that would materially and adversely affect the financial condition of Travelers, the UIT, or the Account, the conduct of their business, or their ability to carry out their obligations hereunder;

(i) The Series Trust is a business trust duly authorized and validly existing under the laws of the State of Delaware, has authorized the issuance of an unlimited number of shares of beneficial interest with par value of $0.001 per share, and is authorized to issue separate series of shares;

(j) The Series Trust is duly registered as an open-end management investment company under the 1940 Act;

(k) All corporate and other proceedings necessary and required to be taken by the Series Trust to authorize and carry out this Agreement and to effect the Reorganization have been duly and properly taken;

(l) There are no suits, actions, or proceedings pending or threatened against the Series Trust or the Portfolio which, to the Series Trust’s knowledge, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out its obligations hereunder;

(m) There are no investigations or administrative proceedings by the Commission or by any insurance or securities regulatory body of any state or territory or the District of Columbia pending against the Series Trust which, to the Series Trust’s knowledge, would lead to any suit, action, or proceeding that would materially and adversely affect the Series Trust’s or the Portfolio’s financial condition, the conduct of the Series Trust’s business, or the Series Trust’s ability to carry out its obligations hereunder;

(n) Should any party to this Agreement become aware, prior to the Effective Time, of any suit, action, or proceeding, of the types described in paragraphs (g), (h), (l), and (m) above, instituted or commenced against it, such party shall immediately notify and advise all other parties to this Agreement;

(o) Each party shall make available all information concerning itself which may be required in any application, registration statement, or other filing with a governmental body to be made by Travelers, the UIT, the Account, the Series Trust, or any or all of them, in connection with any of the transactions contemplated by this Agreement and shall join in all such applications or filings, subject to reasonable approval by its counsel. Each party represents and warrants that all of such information so furnished shall be correct in all material respects and that it shall not omit any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and

(p) No party to this Agreement is currently engaged, and the execution, delivery and performance of the Agreement by each party to this Agreement shall not result, in a material violation of any such party’s charter, by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which such party is bound, and to such party’s knowledge, the execution, delivery and performance of the Agreement shall not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which any such party or to which it is bound, except with respect to contracts entered into in connection with the portfolio management and custody of assets of the Account which shall terminate on or prior to the Closing Date.

SECTION 3.02. The obligations of the parties hereunder shall be subject to satisfaction of each of the following conditions:

(a) The representations contained herein shall be true as of and at the Effective Time with the same effect as though made at such time, and such parties shall have performed all obligations required by this Agreement to be performed by each of them prior to such time;

(b) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization contemplated hereby;

(c) The appropriate parties shall have received orders from the Commission providing such exemptions and approvals as they and their counsel reasonably deem necessary, and shall have made all necessary filings, if any, with, and received all necessary approvals from, state securities or insurance authorities;

(d) The Series Trust and the UIT shall have filed with the Commission a registration statement on Form N-14 under 1933 Act, and such amendments thereto as may be necessary or desirable to effect the purposes of the Reorganization;

(e) Travelers shall have filed on Form N-4, a post-effective amendment to the UIT’s registration statement under the 1933 Act and the 1940 Act, and such additional post-effective amendments thereto as may be necessary or desirable to effect the purposes of the Reorganization;

(f) The appropriate parties shall have taken all actions necessary for the filings required by paragraphs 3.02(d) and (e) to become effective, and no reason shall be known by the parties which would prevent such filings from becoming effective in a timely manner;

(g) This Agreement and the Reorganization contemplated hereby shall have been approved by the requisite vote of Contract owners of the Account at a meeting of the Contract owners called for such purpose (or any adjournments thereof);

(h) Travelers and the Account shall have received an opinion of counsel to the Series Trust (who may be the same as counsel to Travelers and the Accounts) in form and substance reasonably satisfactory to Travelers and the Accounts to the effect that, as of the Closing Date:

(1) the Series Trust has been duly organized, is existing in good standing under the laws of the State of Delaware, is authorized to engage in business as a registered investment company under applicable laws and regulations, is authorized to issue its shares for the purposes contemplated by this Agreement, and is duly registered as an open-end management investment company under the 1940 Act;

(2) the shares of the Portfolio to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided herein, shall be validly issued, fully paid, and non-assessable;

(3) all corporate and other proceedings required to be taken by or on the part of the Series Trust to authorize and carry out this Agreement and effect the Reorganization have been duly and properly taken; and

(4) this Agreement is a valid obligation of the Series Trust and legally binding upon it in accordance with its terms.

(i) The Series Trust shall have received an opinion from counsel to Travelers (who may be the same as counsel to the Series Trust) in form and substance reasonably satisfactory to the Series Trust to the effect that, as of the Closing Date:

(1) Travelers, the UIT, and the Account are validly organized and in good standing under the laws of the State of Connecticut and are fully empowered and qualified to carry out their business in all jurisdictions where they do so, including to enter into this Agreement and to effect the transactions contemplated hereby;

(2) the Account is registered as a management investment company under the 1940 Act;

(3) the UIT is registered as a unit investment trust under the 1940 Act;

(4) all corporate and other proceedings necessary and required to be taken by or on the part of Travelers and the Account to authorize and carry out this Agreement and to effect the Reorganization have been duly and properly taken; and

(5)	this Agreement is a valid obligation of Travelers and the Account and legally binding upon them in accordance with its terms.

(j) Sutherland Asbill & Brennan LLP shall deliver an opinion substantially to the effect that, based upon certain facts, assumptions and representations, the transactions contemplated by this Agreement should not result in the realization of taxable income or gains to the Contract owners. The delivery of such opinion is conditioned upon receipt by Sutherland Asbill & Brennan LLP of representations it shall request of the parties to this Agreement. Notwithstanding anything herein to the contrary, no party to this Agreement may waive the condition set forth in this paragraph.

(l) Each party shall have furnished, as reasonably requested by any other party, other legal opinions, officers’ certificates, incumbency certificates, certified copies of board and committee resolutions, good standing certificates, and other closing documentation as may be appropriate for a transaction of this type.

ARTICLE IV

COSTS

SECTION 4.01. Travelers shall bear all expenses in connection with effecting the Reorganization contemplated by this Agreement including, without limitation, preparation and filing of registration statements, applications, and amendments thereto on behalf of any and all parties hereto; and all legal, accounting, and data processing services necessary to effect the Reorganization.

ARTICLE V

TERMINATION

SECTION 5.01. This Agreement may be terminated and the Reorganization abandoned at any time prior to the Effective Time, notwithstanding approval by the Contract owners:

(a) by mutual consent of the parties hereto;

(b) by any of the parties if any condition set forth in Section 3.02 has not been fulfilled by the other parties; or

(c) by any of the parties if the Reorganization does not occur on or before December 31, 2006 and no subsequent date can be mutually agreed upon.

SECTION 5.02. At any time prior to the Effective Time, any of the terms or conditions of this Agreement may be waived by the party or parties entitled to the benefit thereof if such waiver shall not have a material adverse effect on the interests of Contract owners.

ARTICLE VI

GENERAL

SECTION 6.01. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

SECTION 6.02. This Agreement shall be governed by and construed and enforced in accordance with the laws of Connecticut, without regard to its principles of conflicts of law.

IN WITNESS WHEREOF, as of the day and year first above written, each of the parties has caused this Agreement to be executed on its behalf.

THE TRAVELERS INSURANCE COMPANY

By:
[title]

ATTEST:

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

By:
[title]

ATTEST:

MET INVESTORS SERIES TRUST

By:
[title]

ATTEST:

APPENDIX B

DESCRIPTION OF CONTRACT FEATURES

In addition to the three variable annuity contracts described in the Combined Prospectus/Proxy Statement, the Travelers Growth and Income Stock Account for Variable Annuities (“the Account”) is offered as an investment option in connection with three additional forms of variable annuity contracts issued by the Travelers Insurance Company (“TIC”): an individual variable annuity contract (the “Individual Contract”), a group variable annuity contract available only for use in connection with pension and profit-sharing plans qualified under Section 401(a) or 403(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (“Group Contract 1”), and a group variable annuity contract available for use in connection with pension and profit-sharing plans qualified under Section 401(a) or 403(a) of the Code and for use in connection with annuity purchase plans adopted by public educational organizations and certain tax exempt organizations pursuant to Section 403(b) of the Code (“Group Contract 2” and together with the Individual Contract and Group Contract 1, the “Contracts”). The features of each form of Contract are similar, and the following discussion presents a brief description of such features, noting material differences between the three forms. Contract features will not change as a result of the Reorganization, and Contract Owners will own the same form of Contract after the Reorganization as they owned prior to the Reorganization. Greater detail regarding the Contracts is provided in the prospectuses for the Account, each relating to a particular form of Contract, which are incorporated by reference into this Combined Prospectus/Proxy Statement.

General

The Account is offered as a variable funding option for the investment of purchase payments under the Contracts. These Contracts are not available for new sales, although purchasers who own existing contracts may make additional purchase payments.

Transfers Between Funding Options

Under Group Contract 2, the Account (or, after the Reorganization, the New Sub-Account) is the only funding option. Thus, Group Contract 2 does not include a right to transfer between funding options. The Individual Contract and Group Contract 1 each have two funding options. Subject to certain limitations, a Contract Owner, or, under Group Contract 1, the Participant as provided in the plan under which the contract is issued, may transfer all or part of his or her Contract value between funding options under the Contract, including the Account (or, after the Reorganization, the New Sub-Account), at any time up to 30 days before annuity payments are to begin under the Contract. TIC has the right under the Contracts to restrict the number of transfers to one every six months, and may do so in its discretion if it determines that a Contract Owner or Participant is engaging in excessive trading activity, trading

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activity that is indicative of market timing, or similar trading activity that will potentially harm the rights or interests of other Contract Owners.

Valuing the Contracts

TIC measures the value of a Contract by valuing “accumulation units” before annuity payments begin and “annuity units” after annuity payments begin. The value of units is determined based on the market value of the Account’s investments (or, in the case of a separate account such as the Successor Account that invests in shares of underlying mutual funds, on the value of the corresponding underlying fund’s shares, which in turn is based on the market value of the underlying fund’s investments). Normally, the value of the units is determined as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open.

Annuity Payments

Contract Owners or Participants may choose to receive the amount due on the maturity date of their Contract in a single lump-sum payment, or to receive a series of monthly payments based on the options described below. When variable annuity payments begin, the accumulated value in the Account will be used to provide an annuity with the amount of annuity payments varying with the investment experience of the Account. In the case of the Individual Contract and Group Contract 1, a Contract Owner or Participant may elect to transfer Contract value to or from the Account (from or to the other funding option available under the Contract) in order to reallocate the basis upon which annuity payments will be determined. In the case of Group Contract 2, Participants may choose to receive payments on a fixed annuity basis, where benefits are payable from TIC’s general account and are not affected by the investment performance of the Account. The Annuity Commencement Date must be before the Contract Owner’s or Participant’s 70th birthday, unless TIC consents to a later date.

Contract Owners or Participants may choose among the following options for receiving variable annuity payments:1

•	Life Annuity – No Refund. TIC will make annuity payments during the lifetime of the person on whose life payments are based, ending with the last payment preceding the person’s death.

•	Life Annuity with 120, 180 or 240 Monthly Payments Assured. TIC will make monthly annuity payments during the lifetime of the annuitant, but in the event that payments have been made for less than the selected period at the annuitant’s death, the annuitant’s beneficiary will receive (1) continuing payments for the remainder of the period selected, or (2) a single payment equal to the discounted value of the future payments.

[1]	Under the Individual Contract, after the tenth Contract Year, a minimum amount is payable upon the election of an option for receiving variable annuity payments with respect to amounts that were allocated during the accumulation period to the other funding option available under the Contract. There is no charge for this benefit.

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•	Unit Refund Life Annuity. TIC will make annuity payments during the lifetime of the person on whose life payments are based, ending on the last payment preceding the person’s death, provided that the person’s beneficiary will receive a single payment calculated based on the annuity units remaining at the person’s death.

•	Joint and Last Survivor Life Annuity – No Refund. TIC will make annuity payments during the joint lifetime of two persons on whose lives the payments are based, and during the lifetime of the survivor, with no additional payments after the death of the survivor.

•	Joint and Last Survivor Life Annuity – Annuity Reduces on Death of Primary Payee. TIC will make annuity payments during the joint lifetime of two persons on whose lives the payments are based, with the payment to a survivor who is designated as the “secondary payee” reduced by 50% after the death of the primary payee.

•	Other Annuity Options (Individual Contract and Group Contract 1 only). TIC will make other arrangements for annuity payments as mutually agreed upon.

In addition, for Individual Contracts and Group Contract 1, Contract Owners or Participants may choose to receive periodic income payments pursuant to the following options that are not based on the life of any person:

•	Payments of a Fixed Amount. TIC will make equal payments of the amount elected until the Contract value applied under this option has been exhausted.

•	Payments for a Fixed Period. TIC will make payments for the number of years selected, with the amount of each payment equal to the remaining Contract value applied under this option divided by the number of remaining payments.

•	Investment Income. TIC will make payments for the lifetime of the primary payee or for the period agreed on, with the amount payable equal to the excess if any, of the Contract value under this option over the amount applied under this option (i.e., the appreciation in Contract value). Payments under this option are not considered to be annuity payments and are taxable in full as ordinary income.

Death Benefit

Individual Contract. There is no charge for a Minimum Death Benefit under this Contract. If the Annuitant dies before annuity or income payments begin, the Company will pay to the beneficiary the greater of (a) the cash value of the Contract as of the date it receives proof of death, less any premium tax incurred, or (b) the total Purchase Payments made under the Contract, less prior surrenders or outstanding cash loans.

Group Contract 1. The value of the Participant’s interest in the Contract, without assessment of any surrender charge that would otherwise be applicable.

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Group Contract 2. If such death occurs before Annuity payments begin and before the Participant’s 65th birthday, unless otherwise provided in the plan to which the Contract is issued, the beneficiary will receive 100% of all contributions made on behalf of the Participant or the value of his individual account, whichever is greater, less the amount of any partial surrenders, and less any applicable premium taxes not previously deducted. For a Participant who enters the plan after his 65th birthday, the deduction for the minimum death benefit will not be made.

Withdrawals from the Contracts

A Contract Owner may withdraw all or part of his or her Contract value, and a Participant may withdrawal all or part of his or her participant interest, any time before the annuity payments commence. There is no withdrawal charge under the Individual Contract or under Group Contract 2. Under Group Contract 1, there is a 2% withdrawal charge of any Cash Value surrendered during the first five contract years. Under Group Contract 2, for Participants in a 403(b) tax deferred annuity plans, a cash surrender may not be made from certain salary reduction amounts prior to age 59 1/2, separation from service, death, disability, or hardship.

Fees

Individual Contract. A sales charge of 4.00% of the total payment is deducted from additional purchase payments. A Mortality and Expense Risk Charge is assessed at an annual rate of 1.0017%.

Group Contract 1. A sales charge of 2.00% of the total payment is deducted from purchase payments. A surrender charge of 2.00% is assessed if a purchase payment is withdrawn within five years of the payment date. A $50 annual contract charge is assessed against each Group Contract. A Mortality and Expense Risk Charge is assessed at an annual rate of 1.0017%.

Group Contract 2. A sales charge of 3.25% of the total payment is deducted from purchase payments. An additional charge of 0.75% is deducted if the Minimum Death Benefit Guarantee has been elected. A Mortality and Expense Risk Charge is assessed at an annual rate of 1.0017%.

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GISA